UNIVERSAL CAPITAL GROWTH  FUND
100 S. WACKER DRIVE
SUITE  2100
CHICAGO, IL 60606
312-782-1515


November 25, 1997
Dear Shareholder,

The Universal Capital Growth Fund  ("Fund")   recorded a total return of  36.2%
for its fiscal year ended September 30, 1997. For the third calendar quarter and the calendar 9 months, results showed a gain of 9.4% and 29.6%, respectively. The Fund's investment performance results and those of the S&P 500 are summarized in the following table:

Total Return *

September 30, 1997


                                Quarter         9months         Past         Past       Past    Since Inception
                                                                1Year       3Years     5Years      1/22/91_____
Universal Capital Growth        9.4%            29.6%            36.2%       26.4%      19.4%        16.9%

S&P 500                         7.5%            29.7%            40.5%       29.9%      20.8%        20.3%



     * Returns except for the quarter and 9 months represent average annual returns. All returns include the reinvestment of dividends but exclude sales charges. Please refer to the performance chart below. GBGS assumed management of the Fund on August 15, 1997.

As the new investment advisor to the Fund, we at Graver, Bokhof, Goodwin & Sullivan, LP. ("GBGS") would like to thank you for approving the assignment of the Fund's advisory agreement to us. We have agreed to manage the Fund without any change in advisory fees and to extend by one year, through December 31, 1998, the limiting of the Fund's annual ordinary operating expenses to 2% of the Fund's average daily net assets. Dreher & Associates, Inc. continues to serve as the distributor. We are very enthusiastic about the prospects for the Fund and welcome the opportunity to work for you.

By way of background, GBGS is an independent employee owned investment advisor, headquartered in Chicago, Illinois. Our firm and affiliates currently manage over $1 billion in client assets. Our "Growth at a Reasonable Price" investment style emphasizes capital appreciation of undervalued growing companies. Stocks are selected according to such variables as anticipated earnings improvements, favorable returns on capital, reasonable price valuations, adequate liquidity and sufficient diversification by sector and market capitalization. The Fund is managed by a team of portfolio managers averaging over 25 years experience in the investment industry. Rest assured that our vast knowledge and disciplined investment process are hard at work on behalf of the Fund's shareholders.

In the fiscal year just ended both the Fund and S&P 500 rose to all-time record levels, accompanying an unprecedented period of economic prosperity with low and stable inflation and interest rates. On the heels of compound annual earnings growth exceeding 17% during the past 6 years, the S&P 500 has experienced a remarkable seven consecutive years of positive returns. Often referred to as the "New Paradigm", the 90s appear to have seen it all.
Levels are being achieved that have not been seen for three decades in areas such as unemployment, consumer confidence, productivity and inflation. During fiscal 1998 our Federal Government will likely report its first budget surplus since the 1960s. Surely these seem to be the best of times.

During the past fiscal year, your Fund has benefited from the strong performance of large capitalization stocks like those represented in the S & P
500. Specifically, the portfolio has profited from a substantial over-weighting in the Technology, Financial and Health Care sectors. S&P sector returns in these groups were; 62%, 57% and 37%, respectively. In both Technology and Health Care, the Fund held positions which were almost double that of the S&P 500, with about forty-percent more exposure to financials. The five best performing securities in the Fund were: Merrill Lynch, up 127%, Microsoft, up 101%, Intel, up 94%, Schering-Plough, up 70% and Tellabs, up 46%. Most recently, we sold part of the Intel shares reducing the portfolio's exposure to this security to below 5%. We have also cut back slightly our exposure in each of these sectors.

Since August small to mid capitalization stocks have begun to outperform the larger cap Blue Chips, a trend expected by many to continue. We have purchased several securities in this category, namely; Brunswick, Complete Business Solutions, Falcon Drilling, and Kuhlman Corporation. As you will note from the listing of portfolio holdings in this report, we continue to favor the Financial, Health Care and Technology industries and have added to the Oil Service sector.

Reminiscent of 1987, this recent October, once again proved to be the market's nemesis. Amid concern over US market valuations as well as rapidly deteriorating currency woes and economic turmoil throughout much of Asia, stock prices fell an average of 12-14%. Though temporarily shaken, the foundation of this long running bull market appears so far not to have suffered any significant permanent damage. A spillover of the impending Asian economic setback may ripple through the global economy and may produce slower economic growth in the U.S. Further, any deflationary impact of lower import prices and declining exports could result in profit pressures for many U.S. corporations, especially those with large international exposure. These forces should help domestic inflation and interest rates remain muted. Having anticipated some of these developments, we recently pared back the Fund's holdings in areas where we expect earnings comparisons to be difficult.

Effective November 11, 1997 the Universal Capital Growth Fund received a symbol (UCGFX) from the Nasdaq, making its daily net asset value and offering price available to most broker dealers. While not yet carried in the quotation section of your daily newspaper, price information will appear in BARRONS mutual fund tables on a weekly basis.

We look forward to working with you during 1998. Please feel free to call us if you have any questions.

                                                Sincerely,

                                                /s/ Andrew J. Goodwin, III
                                                Andrew J. Goodwin, III
                                                President

                        Growth of a $10,000 Investment



Date            Universal Capital Growth Fund           S & P 500 Stock Index
  1/22/97                          10000                           10000
  9/30/91                       10548.21                        11983.75
  9/30/92                       11000.61                        13307.97
  9/30/93                       12337.45                        15038.25
  9/30/94                       13257.32                        15592.47
  9/30/95                       18277.98                         20230.4
  9/30/96                        19630.6                        24343.67
  9/30/97                       26745.47                        34190.28




This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The Fund's performance graph includes deduction of the 5.5% front end load. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

                         UNIVERSAL CAPITAL GROWTH FUND



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997

                                                 SHARES      VALUE
                                                 ------      -----
COMMON STOCKS -                          95.95%

AEROSPACE -                               3.35%
Boeing Company (The)                               8,000     $435,500


AUTOMOTIVE PARTS AND EQUIPMENT -          1.14%
Borg Warner Automotive, Inc.                       2,600      147,875


BANKS -                                   4.14%
First Chicago NBD Corporation                      3,500      263,375
Wells Fargo & Company                              1,000      275,000
                                                              -------
                                                              538,375


BIOTECHNOLOGY -                           1.66%
Amgen, Inc. *                                      4,500      215,718


COMPUTERS -                               6.09%
Compaq Computer Corporation *                      2,500      186,875
Hewlett-Packard Company                            2,600      180,863
International Business Machines Corporation        4,000      423,750
                                                              -------
                                                              791,488


COMPUTER PERIPHERAL EQUIPMENT -           2.25%
Cisco Systems, Inc. *                              4,000      292,250


COMPUTER SOFTWARE -                       6.27%
Complete Business Solutions, Inc. *               10,000      285,000
Microsoft Corporation *                            4,000      529,250
                                                              -------
                                                              814,250


CONSUMER PRODUCTS -                       6.49%
Brunswick Corporation                              7,500      264,375
Gillette Company (The)                             3,500      302,094
Procter & Gamble Company (The)                     4,000      276,250
                                                              -------
                                                              842,719


DIVERSIFIED MANUFACTURING -               3.76%
Kuhlman Corporation                                8,000      288,000
Thermo Electron Corporation *                      5,000      200,000
                                                              -------
                                                              488,000

                         UNIVERSAL CAPITAL GROWTH FUND

September 30, 1997

                                                 SHARES      VALUE
                                                 ------      -----
ELECTRICAL EQUIPMENT -                    1.05%
General Electric Company                           2,000      136,125


ELECTRONIC PRODUCTS AND COMPONENTS -     10.51%
American Power Conversion Corporation *            5,000      140,625
Analog Devices, Inc. *                             6,666      223,311
Cognex Corporation *                               8,000      263,000
Intel Corporation                                  8,000      738,500
                                                            ---------
                                                            1,365,436


ENERGY -                                  3.36%
Falcon Drilling Company, Inc. *                    5,000      176,563
Halliburton Company                                5,000      260,000
                                                              -------
                                                              436,563


FINANCE AND FINANCIAL SERVICES -         12.46%
Charles Schwab Corporation (The)                  10,800      386,100
Fannie Mae                                         5,500      258,500
Merrill Lynch & Company, Inc.                     10,000      741,875
Paine Webber Group Inc.                            5,000      232,813
                                                            ---------
                                                            1,619,288


FOOD AND BEVERAGE -                       3.96%
H. J. Heinz Company                                5,000      230,937
PepsiCo, Inc.                                      7,000      283,938
                                                              -------
                                                              514,875


HEALTH/PHARMACEUTICALS -                 13.78%
Abbott Laboratories                                4,500      287,719
Eli Lilly and Company                              3,000      361,312
Johnson & Johnson                                  5,000      288,125
Merck & Co., Inc.                                  3,600      359,775
Schering-Plough Corporation                        9,600      494,400
                                                            ---------
                                                            1,791,331


HEALTH/SUPPLIES -                         2.89%
Medtronic, Inc.                                    8,000      376,000

                         UNIVERSAL CAPITAL GROWTH FUND

September 30, 1997

                                                 Shares      Value
                                                 ------      -----
INSURANCE -                               5.37%
Horace Mann Educators Corporation                  5,000      280,625
MBIA Inc.                                          1,500      188,156
USF&G Corporation                                 10,000      229,375
                                                              -------
                                                              698,156


RAILROADS -                               1.49%
Burlington Northern Santa Fe Corporation           2,000      193,250


RETAIL -                                  1.97%
Walgreen Co.                                      10,000      256,250


TELECOMMUNICATIONS -                      3.96%
Tellabs, Inc. *                                   10,000      515,000
                                                              -------

TOTAL COMMON STOCKS (COST $8,498,282)                      12,468,449
                                                           ----------


                                               PRINCIPAL
                                                 AMOUNT      VALUE
                                                 ------      -----

REPURCHASE AGREEMENT -                    3.08%

UMB Bank, n.a., 5.05%, dated 9/30/97,
repurchase price $400,166, maturing
10/03/97, collateralized                        $400,000      400,000
                                                              -------
by U.S. Treasury Notes, 8.875%,
 maturing 2/15/99

TOTAL REPURCHASE AGREEMENTS                                   400,000
                                                              -------
(COST $400,000)


TOTAL INVESTMENTS -                      99.03%
(COST $8,898,282)                                          12,868,449


CASH AND OTHER ASSETS
LESS LIABILITIES -                        0.97%               126,026
                                                              -------
NET ASSETS -                            100.00%           $12,994,475
                                                          ===========

                         UNIVERSAL CAPITAL GROWTH FUND




STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997


ASSETS:

Investments at value (cost $8,898,282)                        $12,868,449
Cash                                                              153,047
Receivables for shares issued                                       1,022
Dividends receivable                                               10,489
Prepaid expenses                                                   13,092
                                                              -----------
Total Assets                                                   13,046,099
                                                              -----------
LIABILITIES:
Payable to Adviser                                                 16,081
Payable for shares redeemed                                         5,231
Other accrued expenses                                             30,312
                                                              -----------
Total Liabilities                                                  51,624
                                                              -----------
NET ASSETS                                                    $12,994,475
                                                              ===========
NET ASSETS CONSIST OF:
Paid in capital                                                $8,671,949
Accumulated net realized gain
  on investments                                                  352,359
Unrealized net appreciation
  on investments                                                3,970,167
                                                              -----------
TOTAL NET ASSETS                                              $12,994,475
                                                              ===========
NET ASSET VALUE PER SHARE
  ($12,994,475 DIVIDED BY 718,215
  SHARES OUTSTANDING)                                         $     18.09
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE
  (net asset value, plus 5.8% of net
  asset value or 5.5% of offering price)                      $     19.14
                                                              ===========

                       See notes to financial statements.






STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1997


INVESTMENT INCOME:
Dividend income                           $  107,466
Interest income                               63,948
                                          ----------
                                             171,414
                                          ----------
EXPENSES:
Investment advisory fees                     112,887
12b-1 fees                                    56,444
Legal fees                                    34,000
Audit fees                                    19,996
Federal and state registration fees           13,500
Reports to shareholders                       13,000
Fund accounting fees                          12,100
Transfer agent fees and expenses              11,800
Custody fees                                   4,900
Trustees' fees                                 2,750
Other                                          1,455
                                          ----------
Total expenses before waiver                 282,832
Waiver of fees                               (57,057)
                                          ----------
Net expenses                                 225,775
                                          ----------
Net investment loss                          (54,361)
                                          ----------
REALIZED AND UNREALIZED GAINS:
Net realized gain on investments             405,187
Change in unrealized appreciation
  on investments                           3,159,044
                                          ----------
Net gain on investments                    3,564,231
                                          ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 $3,509,870
                                          ==========

                       See notes to financial statements.

                         UNIVERSAL CAPITAL GROWTH FUND



STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED             YEAR ENDED
                                                           SEPTEMBER 30, 1997     SEPTEMBER 30, 1996
                                                           ------------------     ------------------
OPERATIONS:
Net investment loss                                            $   (54,361)           $    (68,812)
Net realized gain on investments                                   405,187               1,302,945
Change in unrealized appreciation on investments                 3,159,044                (499,880)
                                                               -----------            ------------
Net increase in net assets resulting from operations             3,509,870                 734,253
                                                               -----------            ------------
DISTRIBUTIONS:
Net realized gains                                              (1,185,143)             (1,269,948)
                                                               -----------            ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from 54,442 and 202,722 shares issued, respectively       888,007               3,008,775
Net asset value of 82,871 and 90,601 shares issued to
       holders in reinvestment of dividends, respectively        1,150,243               1,268,410
Cost of  161,216 and 51,688 shares redeemed, respectively       (2,492,100)               (766,538)
                                                               -----------            ------------
Net increase (decrease) from capital transactions                 (453,850)              3,510,647
                                                               -----------            ------------
TOTAL INCREASE IN NET ASSETS                                     1,870,877               2,974,952

NET ASSETS:
Beginning of year                                               11,123,598               8,148,646
                                                               -----------            ------------
End of year                                                    $12,994,475            $ 11,123,598
                                                               ===========            ============


                    See notes to the financial statements.

                         UNIVERSAL CAPITAL GROWTH FUND



FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED SEPTEMBER 30,
                                                               1997         1996        1995      1994       1993
                                                               ----         ----        ----      ----       ----
NET ASSET VALUE, BEGINNING OF YEAR                          $ 14.99      $ 16.28     $ 12.47    $12.27     $11.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                           (0.08)       (0.10)      (0.10)    (0.13)     (0.04)
Net realized and unrealized gains on investments               4.97         1.14        4.54      0.96       1.39
                                                            -------      -------     -------    ------     ------
TOTAL FROM INVESTMENT OPERATIONS                               4.89         1.04        4.44      0.83       1.35
                                                            -------      -------     -------    ------     ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                             -            -           -         -       0.11
Net realized gains                                            (1.79)        2.33        0.63      0.63       0.35
                                                            -------      -------     -------    ------     ------
Total distributions to shareholders                           (1.79)        2.33        0.63      0.63       0.46

NET ASSET VALUE, END OF YEAR                                $ 18.09      $ 14.99     $ 16.28    $12.47     $12.27
                                                            =======      =======     =======    ======     ======
TOTAL RETURN (B)                                              36.24%        7.40%      37.87%     7.46%     12.15%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses to average net assets (a)                2.00%        2.00%       2.00%     2.00%      2.00%
Ratio of net investment loss to average net assets (a)         (0.5)%       (0.7)%      (0.8)%    (1.1)%     (0.4)%
Portfolio turnover rate                                        49.2%       262.1%      157.6%    188.7%     186.3%
Average commission rate per share                           $0.0457      $0.0208         N/A       N/A        N/A

Net assets, end of year (in 000's)                          $12,994      $11,124     $ 8,149    $4,969     $4,892


(a) After reimbursement and waiver of Advisor fees and earnings credits of the custodian of 0.50%, 0.35%, 0.7%, 1.1%, and 0.9% of average net assets for 1997, 1996, 1995, 1994, and 1993.
(b) The total return calculation does not reflect the sales load imposed on the purchase of shares.
(c) On August 15, 1997, the advisor changed to Graver, Bokhof, Goodwin & Sullivan from Integrated Financial Services, Inc.


                    See notes to the financial statements.

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1997



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), the only series of the Trust currently offered, commenced selling shares of beneficial interest to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income of net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 1997, the Fund reduced paid in capital by $54,175 and offset accumulated net realized gain on investments by $186 for the current year's net investment loss.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities.
All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreement.

2.   TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, beginning August 15, 1997, with Graver, Bokhof, Goodwin & Sullivan ("Advisor"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the period from August 15, 1997 to September 30, 1997, the Fund incurred investment advisory fees of $16,427 under this agreement.

The agreement provides for the waiver or reimbursement of expenses from the Advisor should the Fund's normal operating expenses exceed the most restrictive applicable state expense limitation. The Advisor also has agreed to limit the Fund's annual operating expenses to 2.00% of average daily net assets through December 31, 1998. During the period from August 15, 1997 to September 30, 1997, the Advisor waived or reimbursed $11,870 of its investment advisory fee.

Prior to August 15, 1997, the investment advisor was Integrated Financial Services, Inc. ("IFS"). The Fund paid an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the period from October 1, 1996 to August 14, 1997, the Fund incurred investment advisory fees of $96,460 under this agreement.

IFS agreed to limit the Fund's annual operating expenses to 2.00% of average daily net assets. During the period from October 1, 1996 to August 14, 1997, IFS waived or reimbursed $39,469 of its investment advisory fee.

While serving as distributor, Dreher & Associates, Inc. ("Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays the Distributor a monthly service fee of .25% and a monthly sales compensation fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 1997, the Fund incurred distribution fees of $56,444. The Distributor received commissions of $4,215 from sale of the Fund's shares during the year ended September 30, 1997, all of which was paid to brokers affiliated with the Fund.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution.
During the year ended September 30, 1997, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $10,412. It is the management's opinion that commission rates charged to the Fund by the

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1997



Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

Pursuant to a custody agreement with UMB Bank, n.a. ("UMB"), the Fund pays custody fees to UMB. In connection with that agreement, UMB issued $5,718 of earning credits to the Fund.

3.   INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $5,568,555 and $4,853,575 respectively, for the year ended September 30, 1997.

The cost basis of investments for federal income tax purposes at September 30, 1997 was $8,901,175. At September 30, 1997, on a tax basis, gross unrealized appreciation was $4,010,552, gross unrealized depreciation was $43,278 and net unrealized appreciation was $3,967,274.



                             FEDERAL TAX STATUS
                              OF 1997 DIVIDENDS

        INCOME AND CAPITAL GAIN DIVIDENDS PAID TO YOU, WHETHER RECEIVED IN CASH OR REINVESTED IN SHARES, MUST BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURN AND MUST BE REPORTED BY THE FUND TO THE INTERNAL REVENUE SERVICE IN ACCORDANCE WITH U.S. TREASURY DEPARTMENT REGULATIONS.

NONE OF THE DIVIDENDS PAID BY THE FUND QUALIFY FOR THE 70% DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CERTAIN CORPORATE SHAREHOLDERS.



INVESTMENT ADVISOR
Graver, Bokhof, Goodwin & Sullivan
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Jones & Babson
BMA Tower
700 Karnes Blvd., 12th Floor
Kansas City, Missouri 64108

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois








                   RESULTS OF THE SPECIAL SHAREHOLDER MEETING

A special meeting of the shareholders of the Universal Capital Growth Fund (the "Fund") was held on August 13, 1997.

The matters voted on by the shareholders of record as of June 30, 1997 and the results of the shareholders' vote at the August 13, 1997 meeting were as follows:

A. Approval of the nominees to the Fund's Board of Trustees: Andrew J. Goodwin, III, William J. Breen, Robert F. Seebeck, Alan L. Zable.


        For             Against         Abstain
        ---             -------         -------
         402,110         7,726           0

B. Approval of new investment advisory agreement pursuant to which Graver, Bokhof, Goodwin & Sullivan would direct the investment of the Fund's assets and be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets.

        For             Against         Abstain
        -------         -------         -------
         399,790         2,359           7,686


                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Universal Capital Growth Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund as of September 30, 1997, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Universal Capital Growth Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.




/s/ Ernst & Young LLP
Chicago, Illinois
November 1, 1997